EQ ADVISORS TRUSTSM

SUPPLEMENT DATED JANUARY 26, 2016 TO THE

STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2015, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) of EQ Advisors Trust (“Trust”) dated May 1, 2015, as supplemented. You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, or a copy of the Summary Prospectus and Prospectus free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104 or you can view, print, and download a copy of these documents by visiting the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding changes to the investment managers for each of the AXA International Core Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio and Multimanager Aggressive Equity Portfolio (each a “Portfolio” and together, the “Portfolios”).

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Effective on or about January 29, 2016, the sub-advisory agreement between AXA Equitable Funds Management Group, LLC (“FMG LLC” or the “Manager”) and WHV Investments and its affiliate, Hirayama Investments, LLC (together, “WHV”) with respect to AXA International Core Managed Volatility Portfolio (“International Core Portfolio”) will terminate. Effective on or about January 29, 2016, the Manager will enter into a new sub-advisory agreement with Federated Global Investment Management Corp. with respect to the International Core Portfolio.

Effective on or about January 29, 2016, the sub-advisory agreement between the Manager and Institutional Capital LLC (“ICAP”) with respect to AXA Large Cap Core Managed Volatility Portfolio (“Large Cap Core Portfolio”) will terminate. Effective on or about January 29, 2016, the Manager will enter into a new sub-advisory agreement with Vaughan Nelson Investment Management with respect to the Large Cap Core Portfolio.

Effective on or about January 29, 2016, the sub-advisory agreement between the Manager and Marsico Capital Management LLC (“Marsico”) with respect to each of AXA Large Cap Growth Managed Volatility Portfolio (“Large Cap Growth Portfolio”) and Multimanager Aggressive Equity Portfolio will terminate. Effective on or about January 29, 2016, the Manager will enter into a new sub-advisory agreement with Loomis, Sayles and Company, L.P. with respect to the Large Cap Growth Portfolio.

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Information in the section of the SAI entitled “Investment Management and Other Services — The Manager” is revised as follows:

Reference to WHV, ICAP and Marsico in the first paragraph are deleted and replaced with Federated Global Investment Management Corp. (“Federated”) and Vaughan Nelson Investment Management (“Vaughan Nelson”).

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Information regarding the AXA International Core Managed Volatility Portfolio, AXA Large Cap Core Managed Volatility Portfolio, AXA Large Cap Growth Managed Volatility Portfolio and Multimanager Aggressive Equity Portfolio in the Name and Control Persons of the Sub-Adviser table contained in the section of the SAI entitled “Investment Management and Other Services — The Sub-Advisers” is deleted and replaced with the following:

Portfolio	Name and Control Persons of the Sub-Adviser
AXA International Core Managed Volatility	Federated Global Investment Management Corp. (“Federated”) is a wholly owned subsidiary of Federated Investors, Inc., a publicly traded provider of investment management products and related financial services.
MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings Inc., which, in turn is an indirect majority owned subsidiary of Sun Life Financial Inc., a publicly traded diversified financial services company.
EARNEST is owned approximately 87% by Westchester Limited, LLC and 13% by EP Partner Pool, LLC.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
AXA Large Cap Core Managed Volatility	Vaughan Nelson is a wholly owned subsidiary of Natixis Global Asset Management, L.P. Natixis Global Asset Management, L.P. is a part of Natixis Global Asset Management (France), an international asset management group based in Paris, France, that is in turn owned by Natixis, a French investment banking and financial services firm. Natixis is principally owned by BPCE, France’s second largest banking group, and public shareholders.
Capital Guardian is a wholly owned subsidiary of Capital Research and Management Company, which in turn is owned by Capital Group International, Inc., which itself is a wholly owned subsidiary of The Capital Group Companies, Inc. The Capital Group Companies is privately held and is the parent company of several other subsidiaries, all of which directly or indirectly provide investment advisory and related services.
Thornburg is an employee owned investment management firm. H. Garrett Thornburg, Jr. is the controlling shareholder of Thornburg.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.

Portfolio	Name and Control Persons of the Sub-Adviser
AXA Large Cap Growth Managed Volatility	Loomis Sayles is a subsidiary of Natixis Global Asset Management, L.P., (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France. Natixis Global Asset Management is principally owned by BPCE, France’s second largest banking group. BPCE is owned by banks comprising two autonomous and complementary retail banking networks consisting of the Caisse d’Epargne regional savings banks and the Banque Populaire regional cooperative banks. Natixis US has 12 principal subsidiary or affiliated asset management firms that collectively had over $434 billion in assets under management as of September 30, 2015.
T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
Wells Capital Management is a registered investment adviser and an indirect wholly-owned subsidiary of Wells Fargo & Company, a publicly held financial holding company.
BlackRock Investment, a global investment manager, is a wholly-owned subsidiary of BlackRock Advisors. BlackRock Advisors is a wholly-owned subsidiary of BlackRock. As of December 31, 2014, PNC owned 22.0% of BlackRock and institutional investors, employees and the public held economic interest of 78.0%. With regard to voting stock, PNC owned 21.0% and institutional investors, employees and the public owned 79.0% of voting shares.
Multimanager Aggressive Equity	AllianceBernstein, a limited partnership, is indirectly majority owned by, and therefore controlled by and affiliated with, AXA Equitable, a life insurance company.
ClearBridge is a wholly owned subsidiary of Legg Mason, Inc., a publicly-traded financial services holding company.
Scotia (formerly GCIC US Ltd.) is a wholly owned subsidiary of GCIC Ltd., which is an indirect wholly owned subsidiary of HollisWealth Inc. (formerly, DundeeWealth Inc.). HollisWealth Inc. is a wholly owned subsidiary of The Bank of Nova Scotia (“ScotiaBank”).
T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded financial services holding company.
Westfield is 100% employee owned.

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References to WHV, ICAP and Marsico contained in the section of the SAI entitled “Appendix C — EQ ADVISORS TRUST — PORTFOLIO MANAGER INFORMATION” shall be deleted.

Information regarding International Core Portfolio contained in the section of the SAI entitled “Appendix C — EQ ADVISORS TRUST — PORTFOLIO MANAGER INFORMATION” is revised to include the following information:

Federated Global Investment Management Corp. (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of November 30, 2015.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA International Core Managed Volatility Portfolio (“Fund”)
Marc Halperin	2	$2.5 Billion	0	$0	2	$292.5 Thousand	0	$0	0	$0	0	$0
Richard Winkowski	1	$2.5 Billion	4	$258.6 Million	6	$189.8 Million	0	$0	0	$0	5	$393.9 Million
Dariusz Czoch, CFA	3	$2.8 Billion	0	$0	4	$189.5 Million	0	$0	0	$0	3	$243.6 Million

Description of any Material Conflicts

As a general matter, certain conflicts of interest may arise in connection with a portfolio manager’s management of a fund’s investments, on the one hand, and the investments of other accounts for which the portfolio manager is responsible, on the other. For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund. Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them. Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or “soft dollars”). Federated has adopted policies and procedures and has structured the portfolio managers’ compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.

Compensation

Federated’s portfolio managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager’s experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and, to a lesser extent, Financial Success, and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. (“Federated”). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.

IPP is measured on a rolling one, three and five calendar year pre-tax gross total return basis versus the Fund’s designated peer group of comparable accounts and versus the Fund’s benchmark (i.e., Morgan Stanley Capital International Europe, Australasia and Far East Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. For purposes of calculating the annual incentive amount, each fund or account may be categorized into multiple IPP groups. Within each performance measurement period and IPP group, IPP is calculated on the basis of an assigned weighting of each included account managed by the portfolio manager. Although the performance of each fund/account is considered in calculating the annual incentive amount, the weighting of the IPP group weightings may differ. A portion of the bonus tied to the IPP score may be adjusted based on management’s assessment of overall contributions to fund performance and any other factors deemed relevant. The Financial Success category is designed to tie the portfolio manager’s bonus, in part, to Federated’s overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant. Additionally, portfolio managers may be awarded a grant of restricted Federated stock. Awards of restricted stock are discretionary and are made in variable amounts based on the subjective judgment of Federated senior management.

Ownership of Securities of the Fund as of November 30, 2015

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001-$100,000	$100,001-$500,000	$500,000-$1,000,000	over $1,000,000
AXA International Core Managed Volatility Portfolio
Marc Halperin	X
Richard Winkowski	X
Dariusz Czoch, CFA	X

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Information regarding Large Cap Core Portfolio contained in the section of the SAI entitled “Appendix C — EQ ADVISORS TRUST — PORTFOLIO MANAGER INFORMATION” is revised to include the following information:

Vaughan Nelson Investment Management (“Adviser”)
Portfolio Manager	Presented below for each portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of November 30, 2015.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Large Cap Core Managed Volatility Portfolio (“Fund”)
Scott J. Weber, CFA	9	$3.2 Billion	3	$147.9 Million	397	$5.9 Billion	0	$0	0	$0	1	$266.8 Million
Dennis G. Alff, CFA	9	$3.2 Billion	3	$147.9 Million	397	$5.9 Billion	0	$0	0	$0	1	$266.8 Million
Chad D. Fargason, PhD	9	$3.2 Billion	3	$147.9 Million	397	$5.9 Billion	0	$0	0	$0	1	$266.8 Million
Chris D. Wallis, CPA	9	$3.2 Billion	3	$147.9 Million	397	$5.9 Billion	0	$0	0	$0	1	$266.8 Million

Description of any Material Conflicts

Certain accounts have the ability to engage in shorts and options which can potentially create a conflict of interest if these types of transactions are undertaken in a security which the firm holds long for other clients. Vaughan Nelson has developed rules and reports in the Charles River Development (CRD) compliance system to assist in identifying, researching and documenting the basis on which the affected accounts are undertaking its use of shorts or options.

The firm votes proxies for those clients which have delegated this responsibility to the firm. A situation could arise where the firm is required to vote a proxy for a publicly traded company which is a strategy holding and also client. In such a scenario, Vaughan Nelson defers to the recommendation provided by ISS when voting the proxy if not addressed in our proxy voting guidelines in order to avoid a conflict of interest. The firm’s compliance department is involved in voting each proxy in order to help identify any conflicts of interests.

Vaughan Nelson uses soft dollars to pay for proprietary research and 3rd party research services which benefit the Funds. A conflict of interest may arise if the firm is paying unjustifiably high commissions in order to obtain the research and/or services and failing to obtain best execution for the clients. The firm’s compliance department reviews the use of soft dollars to ensure it falls under the parameters of 28(e) and that it is disclosed in the firm’s Form ADV.

Vaughan Nelson manages three performance fee accounts. A conflict of interest may arise if the firm is seen favoring the account with regards to allocating preferred investment decisions or the timing of the trades for the account. The performance fee accounts are traded along with all other accounts in the same investment strategy; trading as part of a large block of accounts which minimizes any potential preferential treatment.

Compensation

The compensation program at Vaughan Nelson is designed to align the interests of portfolio management professionals with the interests of clients and Vaughan Nelson by retaining top-performing employees and creating incentives to enhance Vaughan Nelson’s long-term success. Compensation of portfolio management professionals includes a fixed base salary, a variable bonus and deferral plan and a contribution to the firm’s retirement plan.

All portfolio management professionals (at the discretion of the Compensation Committee of the Vaughan Nelson Board) participate in the variable bonus and deferral plan component which, as a whole, is based upon a percentage of Vaughan Nelson’s net profit. Each portfolio management professional’s participation in the variable bonus and deferral plan is based upon many factors, including but not limited to:

•	Performance of the strategy managed (both absolute and relative to peers)

•	Amount of revenue derived from the strategy managed

•	Contribution to the development and execution of the firm’s investment philosophy and process

•	Participation and effectiveness in performing client service activities and marketing initiatives

The degree to which any one factor influences participation in the bonus pool will vary between individuals and over time. A portion of the variable bonus is subject to deferral and each participant has the option to invest the deferral into Vaughan Nelson managed product(s) while it vests. Each year’s deferral is paid out over a period of three years. Payments are conditioned upon compliance with non-compete and non-solicitation arrangements.

The contribution to the firm’s retirement plan is based on a percentage (at the discretion of the Vaughan Nelson Board) of total cash compensation (subject to the Internal Revenue Service (the “IRS”) limits) and such percentage is the same for all firm personnel. Compensation at Vaughan Nelson is determined by the Compensation Committee at the recommendation of the Chief Executive Officer.

There is no distinction for purposes of compensation between the Fund and any other accounts managed.

Ownership of Securities of the Fund as of November 30, 2015

Portfolio Manager	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,000- $1,000,000	over $1,000,000
AXA Large Cap Core Managed Volatility Portfolio
Scott J. Weber, CFA	X
Dennis G. Alff, CFA	X
Chad D. Fargason, PhD	X
Chris D. Wallis, CPA	X

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Information regarding Large Cap Growth Portfolio contained in the section of the SAI entitled “Appendix C — EQ ADVISORS TRUST — PORTFOLIO MANAGER INFORMATION” is hereby revised to include the following information:

Loomis, Sayles & Company (“Adviser”)
Portfolio Manager	Presented below for the portfolio manager is the number of other accounts of the Adviser managed by the portfolio manager and the total assets in the accounts managed within each category, as of November 30, 2015.						Presented below for each of the categories is the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
AXA Large Cap Growth Managed Volatility Portfolio (“Fund”)
Aziz V. Hamzaogullari, CFA®	16	$12.7 Billion	10	$1.7 Billion	79	$7.0 Billion	0	$0	1	$586.8 Million	0	$0

Ownership of Securities of the Fund as of November 30, 2015

Portfolio Manager	None	$1- $10,000	$10,001-$50,000	$50,001-$100,000	$100,001-$500,000	$500,000-$1,000,000	over $1,000,000
AXA Large Cap Growth Managed Volatility Portfolio
Aziz V. Hamzaogullari, CFA®	X

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Information contained in the section of the SAI entitled “Appendix D — Proxy Voting Policies” hereby is revised to include the following information relating to Federated Global Investment Management Corp. and Vaughan Nelson Investment Management

FEDERATED GLOBAL INVESTMENT MANAGEMENT

PROXY VOTING POLICY, PROCEDURES AND GUIDELINES

The Sub-Adviser’s general policy is to cast proxy votes in favor of proposals that the Sub-Adviser anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that the Sub-Adviser believes will: (a) improve the management of a company; (b) increase the rights or preferences of the voted securities; and/or (c) increase the chance that a premium offer would be made for the company or for the voted securities.

The following examples illustrate how these general policies may apply to proposals submitted by a company’s board of directors for approval or ratification by holders of the company’s voting securities. However, whether the Sub-Adviser supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information. On matters of corporate governance, generally the Sub-Adviser will vote for the full slate of directors nominated in an uncontested election, but against any director who: (a) had not attended at least 75% of the board meetings during the previous year; (b) serves as the company’s chief financial officer; (c) has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director would be able to commit sufficient focus and time to a particular company; (d) is the chair of the nominating committee when the roles of chairman of the board and CEO are combined, and there is no lead independent director; and/or (e) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers. In addition, the Sub-Adviser will vote for proposals to: require a company’s audit committee to be comprised entirely of independent directors; declassify the board of directors; require a majority voting standard in the election of directors; eliminate supermajority requirements in a company’s bylaws; grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; require independent tabulation of proxies and/or confidential voting by shareholders; ratify the board’s selection of auditors (unless compensation for non-audit services exceeded 50% of the total compensation received from the company, or the previous auditor was dismissed because of a disagreement with the company); and repeal a shareholder rights plan (also known as a “poison pill”). The Sub-Adviser will generally vote against the adoption of such a plan (unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company).

On matters of capital structure, generally the Sub-Adviser will vote: against proposals to authorize or issue shares that are senior in priority or voting rights to the securities being voted; and for proposals to: reduce the amount of shares authorized for issuance; authorize a stock repurchase program; and grant preemptive rights to the securities being voted. The Sub-Adviser will generally vote against proposals to eliminate such preemptive rights.

On matters relating to management compensation, generally the Sub-Adviser will vote: for stock incentive plans that align the recipients’ interests with the interests of shareholders without creating undue dilution; against proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms; and against executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.

On matters relating to corporate transactions, the Sub-Adviser will vote proxies relating to proposed mergers, capital reorganizations, and similar transactions in accordance with the general policy, based upon its analysis of the terms, conditions and anticipated results of the proposed transaction. The Sub-Adviser will vote proxies in contested elections of directors based upon its analysis of the opposing slates and their respective proposed business strategies. When the company’s board, or another party involved in a proposed transaction or change in the board, submits proposals for the purpose of facilitating or impeding such transaction or change, the Sub-Adviser will cast its proxies based on its evaluation of the proposed transaction or change to the board. In these circumstances, the Sub-Adviser may vote in a manner contrary to its general practice for similar proposals made outside the context of such a proposed transaction or change in the board. For example, if the Sub-Adviser decides to vote against a proposed transaction, it may vote in favor of anti-takeover measures reasonably designed to prevent the transaction.

The Sub-Adviser generally votes proxies against proposals submitted by shareholders without the favorable recommendation of a company’s board. The Sub-Adviser believes that a company’s board should manage its business and policies, and that shareholders who seek specific changes should strive to convince the board of their merits or seek direct representation on the board. However, the Sub-Adviser would vote for shareholder proposals not supported by the company’s board that the Sub-Adviser regards as: (a) likely to result in an immediate and favorable improvement in the total return of the voted security; and (b) unlikely to be adopted by the company’s board in the absence of shareholder direction.

In addition, the Sub-Adviser will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares “illiquid” for some period of time), the Sub-Adviser will not vote proxies for such shares. In addition, the Sub-Adviser is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.

Proxy Voting Procedures

The Sub-Adviser has established the Proxy Voting Committee (“Proxy Committee”), to exercise all voting discretion granted to the Sub-Adviser by the Board in accordance with the proxy voting policies. The Sub-Adviser has hired a proxy voting service to obtain, vote and record proxies in accordance with the directions of the Proxy Committee. The Proxy Committee has supplied the proxy voting service with general instructions (the “Standard Voting Instructions”) that represent decisions made by the Proxy Committee in order to vote common proxy proposals. As the Proxy Committee believes that a shareholder vote is equivalent to an investment decision, the Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is: (a) in the best interests of the Sub-Adviser’s clients (including shareholders of the funds advised by the Sub-Adviser); and (b) will enhance the long-term value of the securities being voted. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case direction for a proposal, the proxy voting service shall provide the Proxy Committee with all information that it has obtained regarding the proposal and the Proxy Committee will provide specific direction to the proxy voting service.

The Proxy Committee has created the Proxy Voting Management Group (PVMG) to assist it in carrying out the day-to-day operations related to proxy voting. The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. This work includes, but is not limited to: interacting with the proxy voting service on the Proxy Committee’s behalf; soliciting voting recommendations from the Sub-Adviser’s investment professionals, as necessary, on case-by-case items referred to the Proxy Committee by the proxy voting service; bringing requests to the Proxy Committee from the Sub-Adviser’s investment professionals for voting contrary to the Standard Voting Instructions; filing any required proxy voting reports; providing proxy voting reports to clients and investment companies as they are requested from time to time; keeping the Proxy Committee informed of any issues related to proxy voting; and voting client shares as directed by the Proxy Committee.

Conflicts of Interest

The Sub-Adviser has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of the Sub-Adviser or Distributor. This may occur where a significant business relationship exists between the Sub-Adviser (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent or the subject of a proxy vote and which to the knowledge of the Proxy Committee has a significant business relationship with the Sub-Adviser, is referred to below as an “Interested Company.”

The Sub-Adviser has implemented the following procedures in order to avoid concerns that the conflicting interests of the Sub-Adviser have influenced proxy voting. Any employee of the Sub-Adviser who is contacted by an Interested Company regarding proxies to be voted by the Sub-Adviser must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the Sub-Adviser will exercise its voting discretion. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of the Sub-Adviser with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund’s Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, the Sub-Adviser voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund’s Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.

If the Sub-Adviser’s client owns shares of an investment company for which the Sub-Adviser (or an affiliate) is the investment Sub-Adviser, the Proxy Committee will vote the client’s proxies for that investment company in the same proportion as the votes cast by shareholders who are not clients of the Sub-Adviser, unless otherwise directed by the client (or in the case of an investment company, its board of directors or trustees).

Downstream Affiliates

If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which an investment company client owns more than 10% of the portfolio company’s outstanding voting securities at the time of the vote (“Downstream Affiliate”), the Proxy Committee must first receive guidance from counsel to the Proxy

Committee as to whether any relationship between the Sub-Adviser and the portfolio company, other than such ownership of the portfolio company’s securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.

Vaughan Nelson Investment Management

Investment Adviser Policies and Procedures Manual

Revised February 2015

Proxy Voting Policy and Procedures

Introduction

Rule 206(4)-6 under the Investment Advisers Act of 1940 addresses an investment adviser’s duty with regard to the voting of proxies for clients. Under the rule an adviser must:

a)	Adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the client’s best interest and to address procedures to be undertaken in the event a material conflict arises between the firm’s interest and that of our clients as to how a particular security or proxy issue is voted;

b)	Disclose to clients how they may obtain information regarding how the firm voted with respect to the client’s securities; and

c)	Describe the firm’s policies and procedures to clients and, upon request, furnish a copy of the policies and procedures to the requesting client.

The policy and procedures below have been reasonably designed to ensure proxies are voted in the best interest of our clients and in compliance with Rule 206(4)-6. Our authority to vote proxies for our clients is established through either the advisory contract (if the contract is silent, implied by the overall delegation of discretionary authority), or our fiduciary responsibility to ERISA clients under Department of Labor regulations.

Policy

The firm undertakes to vote all client proxies in a manner reasonably expected to ensure the client’s best interest is upheld and in a manner that does not subrogate the client’s best interest to that of the firm’s in instances where a material conflict exists or potentially exists.

The firm has created a proxy voting guideline (the “Guideline”) (see Exhibit N) reasonably believed to be in the best interest of clients relating to common and recurring issues found within proxy voting material. In drafting this guideline the firm considered the nature of the firm’s business and the types of securities being managed. The firm created the Guideline to help ensure voting consistency on issues common amongst issuers and to help serve as evidence that a vote was not the product of a conflict of interest but rather a vote in accordance with a predetermined policy.

Conflicts of Interest

The most common conflicts of interest result from a situation involving a business relationship and/or a potential financial benefit to the firm. The firm envisions only rare situations where a conflict of interest would exist or potentially exist between the firm and its clients given the nature of the firm’s business, clients, relationships and the types of securities managed. Notwithstanding, apparent or actual conflicts of interest may arise from time to time. In such instances the firm will undertake to vote such proxies in the continued best interest of clients in accordance with the procedures put in place addressing potential or actual material conflicts.

A potential conflict may be resolved in either of the following manners:

•

If the proposal that gives rise to an actual or potential conflict is specifically addressed in the Guideline, the firm may vote the proxy in accordance with the pre-determined Guideline; provided that the pre-determined Guideline involves little or no discretion on the firm’s part; or

•	The firm may follow the recommendations of Institutional Shareholder Services, an independent third party, as to how the proxy should be voted.

Limitations

There may be circumstances or situations that may preclude or limit the manner in which proxies are voted. This may include but is not limited to:

•	Mutual Funds — where voting may be controlled by restrictions within the fund or the actions of authorized persons

•	International Securities — where the perceived benefit of voting an international proxy does not outweigh the anticipated costs of doing so

•	New Accounts — instances where security holdings assumed will be sold in the near term thereby limiting any benefit to be obtained by a vote of proxy material

•	Unsupervised Securities — where the firm does not have a basis on which to offer advice

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Unjustifiable Costs — where the firm may abstain from voting a client proxy in a specific instance if, in our good faith determination, the costs involved in voting such proxy cannot be justified (e.g. total client holdings less than 10,000 shares and not held by a mutual fund; costs associated with obtaining translations of relevant proxy materials for non-U.S. securities) in light of the benefits to the client of voting. In accordance with the firm’s fiduciary duties, the firm shall, in appropriate cases, weigh the costs and benefits of voting proxy proposals and shall make an informed decision with respect to whether voting a given proxy proposal is prudent. The decision will take into account the effect that the vote, either by itself or together with other votes, is expected to have on the value of client’s investment and whether this expected effect would outweigh the cost of voting.

•	Securities out on loan

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ERISA accounts — with respect to ERISA clients for whom we have accepted the responsibility for proxy voting, we vote proxies in accordance with our duty of loyalty and prudence, compliance with the plan documents, and the firm’s duty to avoid prohibited transactions.

Guideline Formulation

The majority of proxy issues to be voted on are both recurring in nature and common amongst issuers. This would include items ranging from the election of directors and ratification of auditors to cumulative voting and “poison pills”. A proxy voting guideline has been developed, (see Exhibit N), to reflect how we believe a vote should normally be cast in order to support the best interest of our clients. The use of this guideline also facilitates a process that supports voting consistency and efficiency in administration. However, it should be acknowledged that a “blanket voting approach” cannot be applied to many recurring and common issues. The guideline indicates that such issues will be addressed on a case-by-case basis in consultation with a portfolio manager to determine how to vote the issue in our client’s best interest. The guideline is the work product of the firm’s investment team which has the responsibility to determine how proxy issues should be voted to promote the interest of our clients. The investment team draws on various sources of information in reviewing/formulating the guideline including, but not limited to, research provided by an independent research firm (Institutional Shareholder Services), internal research, published information on corporate governance and experience.

Disclosure to Clients

The disclosure/delivery to clients required by Rule 206(4)-6 includes “a concise summary of the firm’s proxy voting process rather than a reiteration of the firm’s policies and procedures” and an indication that “a copy of the policies and procedures is available on request.” The method of delivering this summary is not stipulated, however, it must be clear, not hidden in a longer document and delivered directly to the client. In addition, the disclosure should describe how the client may obtain information from the adviser on how it voted with respect to the client’s securities.

Procedures

The procedures to be performed in the execution or our proxy voting duty to clients will be as follows:

Oversight

The Compliance department will be responsible for the administration and oversight of the proxy voting process. The Compliance department will also:

1. Review and update the firm’s policies and procedures as necessary.

2. Coordinate the review and update of the firm’s proxy voting guidelines by the investment team or its designee.

3. Consult with and coordinate the voting of proxies with the appropriate portfolio manager as needed.

The Compliance Individual (CI) and Proxy Administrator (PA) will oversee the use of Institutional Shareholder Services, an outside third-party vendor, who provides assistance with proxy research, proxy voting and record retention.

Account Setup

1.	New clients will receive a copy of the “Description of Proxy Voting Policies and Procedures” as part of information provided in connection with the firm’s New Client Checklist.

2.	At the time a contract is entered into a determination will be made as to whether the client will retain proxy voting responsibilities. A separate acknowledgement will be obtained where the client elects to retain proxy voting responsibilities.

3.	The PA will arrange for client proxy material to be forwarded to Institutional Shareholder Services for voting.

Securities Lending

In many cases Vaughan Nelson’s clients participate in securities lending programs whereby the legal right to vote a proxy is transferred to the borrower as a result of the lending process. From time to time, circumstances may arise where Vaughan Nelson desires to vote shares in an upcoming proxy (i.e. acquisition, contested election, etc.). In these cases, Vaughan Nelson, if the record date has not passed, will request the client to ‘recall’ the security in question from loan until the proxy record date in order for the client (and thereby Vaughan Nelson) to be the holder of record in order to cast the proxy vote.

Voting Process

1.	The PA uploads a file each day (on a settlement date basis) detailing all the securities held on behalf of our clients for which we own more than 10,000 shares to Institutional Shareholder Services.

2.	Institutional Shareholder Services is responsible for matching the proxy material received with this listing and following up with any custodian that has not forwarded proxies within a reasonable time.

3.	Through web access and the Institutional Shareholder Services software, the PA is able to determine for each security its record date, meeting date and whether Institutional Shareholder Services has completed proxy research on the security.

4.	The PA will download the Institutional Shareholder Services proxy research for each security along with a copy of the voting form and forward the package to the CI.

5.	The CI will make a determination as to whether a material conflict exists with regard to the proxy or an individual proxy issue. The results of this determination will be documented and initialed on the proxy voting form.

6.	The CI will review the proxy issues against the firm’s Guideline and cast each vote on the voting form, if able, and sign off on having voted those issues.

a)	If all issues were able to be voted within the Guideline the package will be returned to the PA for online voting.

b)	If issues exist for which a case-by-case review must be made the package is forwarded to the appropriate manager. The manager will review the information within the package and any other necessary information in order to formulate the vote to be cast. The rationale for any departures from the firm’s Guideline will be documented within the package. All votes will be indicated on the voting form and the manager will sign off as to having voted those issues. The package will then be returned to the PA for voting.

c)	As described under “Conflicts of Interests”, where a material conflict exists the firm may vote the issue 1) in accordance with the Guideline if the application of such policy to the issue at hand involves little or no discretion on the part of the firm, or 2) as indicated by the independent third-party research firm, Institutional Shareholder Services. By voting conflicts in accordance with the indication of an independent third-party, the firm will be able to demonstrate that the vote was not a product of a conflict of interest. An indication that this was the approach taken to vote the issue will be made and signed off on by the Compliance Individual. The package will then be returned to the PA for voting.

7.	Through the software interface with Institutional Shareholder Services the PA will indicate, review and submit our vote on individual securities. The PA is able to re-submit our vote up until the day before the meeting which can accommodate cases where new information may come to light.

8.	Institutional Shareholder Services will then process the vote with the issuer on behalf of the firm.

Recordkeeping

The following records relating to the voting of proxies will be maintained for a period of five years from the end of the fiscal year in which the entry was made, the first two onsite at the firm.

1.	A copy of the proxy voting policies and procedures — CI

2.	Client acknowledgement indicating the client’s election to retain proxy voting responsibilities — PA

3.	Proxy statements received on client securities – PA, Institutional Shareholder Services, Edgar

4.	Record of vote cast for each client – Institutional Shareholder Services, PA

5.	Internal voting package and any document created that was material to the decision or to a departure from the Guideline — PA

6.	Each written request for proxy voting information (policy or votes cast) and the firm’s written response to any client request for such records — PA, CI